SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: June 29, 2001
                       ----------------------------------
                        (Date of earliest event reported)


                                 DECORIZE, INC.
             ------------------------------------------------------
              Exact name of registrant as specified in its charter


          Delaware                      333-88083                 43-1931810
-------------------------------     ------------------        -----------------
State of other jurisdiction of      Commission File No.        I.R.S. Employer
incorporation or organization                                      ID No.


            211 S. Union Street, Suite F, Springfield, Missouri 65802
          ------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (417) 879-3326

                             Guidelocator.com, Inc.
                  10710 Estelle Circle, Montgomery, Texas 77356
                  ---------------------------------------------
          (Former name or former address if changed since last report)

Item 1.  CHANGES IN CONTROL OF THE REGISTRANT

         On June 29, 2001, as a direct result of the transactions referred to in
Item 2 hereof, Jon Baker, James K. Parsons, Timothy M. Dorgan, Fabian Garcia and Kevin Bohren, shareholders of Decorate, Inc., became "control persons" of the Registrant as that term is defined in the Securities Act of 1933, as amended. The status of Messrs. Baker, Parsons, Dorgan, Garcia and Bohren as control persons arises from the issuance of an aggregate of 7,700,174 shares of the Registrant's Common Stock (approximately 77% of the total issued and outstanding shares) to the shareholders of Decorate, Inc. Additionally, with the consummation of the transactions referred to in Item 2, Ms. Ruth Shepley, the sole officer and director of the Registrant prior to the transaction described below, resigned her positions as an officer and director of the Registrant. Jon Baker, James K. Parsons, Timothy M. Dorgan, Fabian Garcia and Kevin Bohren were elected directors in her place and stead.

         The new Board of Directors then appointed the following officers:

         Jon Baker           President and Chief Executive Officer
         James K. Parsons    Executive Vice President
         Brent Olson         Vice President of Finance, CFO and Treasurer
         J. Kent Martin      Vice President of Sales and Marketing
         David A. Orwick     Vice President of Operations
         Gaylen Ball         Corporate Secretary and Director of Human Resources

         The following sets forth certain information concerning each of the Registrant's new directors and executive officers:

Jon Baker            Chairman of the Board, President and Chief Executive
                     Officer of Decorize, Inc., Chairman of the Board, President and Treasurer of GuildMaster, Inc.

Mr. Baker was elected Chairman of the Board of the Registrant on June 29, 2001, and appointed President and Chief Executive Officer on the same day. Mr. Baker co-founded Decorate, Inc. (f/k/a Decorize.com) in March 2000. From July 1997 to May 2000, Mr. Baker served as Managing Partner of GuildMaster, Inc., a home furnishings manufacturer located in Missouri, now a wholly owned subsidiary of the Registrant, and for which Mr. Baker serves as Chairman of the Board, President and Treasurer. From October 1992 to June 2000, Mr. Baker owned and operated Baker McCormick Group, Inc., a national leadership consulting and training company with clients ranging from Sprint to Anheuser Busch, Inc. Previously, Mr. Baker served as President and Chief Operating Officer of Noble Communications, a marketing communications company. He also served as Division Chairman for Earle, Palmer, Brown, a marketing services firm. Mr. Baker began his career in marketing with Procter and Gamble. He has been responsible for building brands for Stouffers, B.F. Goodrich, Tyson Foods, and Ralston Purina. Mr. Baker graduated from Kent State University with a degree in Advertising.

James K. Parsons     Director and Executive Vice President of Decorize, Inc.
                     Secretary and Director of GuildMaster, Inc.

Mr. Parsons was elected a Director and appointed Executive Vice President of the Registrant on June 29, 2001. Mr. Parsons co-founded Decorate, Inc. (f/k/a Decorize.com). From 1983 to the present, Mr. Parsons has served as President of GuildMaster, Inc., a home furnishings manufacturer in Missouri which he founded and co-owned, and which is now a wholly-owned subsidiary of the Registrant. GuildMaster, Inc. has been recognized as a design leader in the industry and has created such successful brands as the Arnold Palmer Home Collection, Tin Revival and America Country West. Previously, Mr. Parsons founded and owned a collection of home furnishings related businesses in Springfield, MO and a design studio in Kansas City, MO. Mr. Parsons graduated from Evangel University with a bachelor of science degree.

Kevin Bohren         Director

Mr. Bohren was elected as a Director of the Registrant on June 29, 2001. Since December 2000, Mr. Bohren has served as Vice President, Business Development and Communications with RLX Technologies. From January 1997 to October 1998, Mr. Bohren served as President and Chief Executive Officer of Traveling Software Company. Mr. Bohren worked with Compaq Computer Corp. for 14 years until January 1997, serving in various capacities including Vice President and General Manager of the Commercial Desktop Division, Vice President for Consumer Product Marketing, and Vice President for Systems Marketing. While there, he successfully launched the Presario(TM), Compaq's first consumer desktop brand. Since 1996, Mr. Bohren has served as President and Chief Executive Officer of LapLink.com, a remote communications software company. He serves on the Board of Directors for ReplyTV, a digital video recorder and service; the Tomorrow Factory, a start-up e-commerce infrastructure company; and Amerson Music Ministries. Mr. Bohren earned a BA degree from the University of Minnesota.

Timothy M. Dorgan    Director

Mr. Dorgan was elected as a Director of the Registrant on June 29, 2001. Since May 2000, Mr. Dorgan has served as President of TMD Consulting, a firm specializing in e-commerce and nurturing emerging, new economy businesses. From May 1999 to May 2000, Mr. Dorgan served as Senior Vice President E-commerce of Follett Higher Education Group, a privately-held company whose core business is the management of 630 college bookstores. From January 1995 to May 1999, Mr. Dorgan served as Executive Vice President Product Management and Marketing of Peapod, Inc., an online grocery shopping and delivery service company. Mr. Dorgan also served as President of Ketchum Advertising - Chicago, a worldwide marketing services firm, and President of Noble & Associates - Chicago, an integrated marketing service company that focused on the food category. Mr. Dorgan earned a BS degree from the University of Illinois.

Fabian Garcia        Director

Mr. Garcia was elected as a Director of the Registrant on June 29, 2001. From August 1996 to the present, Mr. Garcia has served as President of Chanel Asia Pacific managing the most important sources of income for the high-end French Brand. Mr. Garcia has managed the total Chanel business in Asia Pacific, including high end fashion, fine jewelry and watches, fragrances and cosmetics. From January 1994 to May 1996, Mr. Garcia served as Vice President and General Manager of Max Factor-Japan. From 1989 to 1994, he served as Managing Director for Procter & Gamble in Venezuela. Mr. Garcia completed his Chemical Engineering studies in Venezuela. Mr. Garcia lives in Singapore.

Brent Olson          Vice President of Finance, Chief Financial Officer,
                     Treasurer

Mr. Olson was appointed Vice President of Finance, Chief Financial Officer and Treasurer of the Registrant on June 29, 2001. From January 2001 to the present Mr. Olson held similar positions with Decorate, Inc. (f/k/a Decorize.com). From June 1995 to January 2001, Mr. Olson worked for John Q. Hammons Hotels, Inc., an owner and operator of 53 hotel properties nationwide. While there he served as Auditor, Accountant and finally, Corporate Accounting Manager. Mr. Olson earned a BS in Accounting from Southwest Missouri State University.

J. Kent Martin       Vice President of Sales and Merchandising

Mr. Martin was appointed Vice President of Sales and Merchandising for the Registrant on June 29, 2001. From December 2000 to the present Mr. Martin held similar positions with Decorate, Inc. (f/k/a Decorize.com). From May 1991 to November 2000, he was a manufacturer's representative for The Motioncraft and Precedent divisions of Sherrill Furniture Co. Mr. Martin has been a sales representative for Gabberts Furniture in Dallas, Texas and worked as merchandise manager for Ballengers Furniture in Oklahoma City, Oklahoma. Mr. Martin attended Oklahoma State University.

David A. Orwick      Vice President of Operations

Mr. Orwick was appointed Vice President of Operations of the Registrant on June 29, 2001 and held a similar position with Decorate, Inc. (f/k/a Decorize.com) and has been functioning in that capacity since its inception. From March 1995 to March 2000, Mr. Orwick served in the positions of Product Manager, Marketing Manager and Senior Product Manager of Ameritech, an Illinois company specializing in data communications. Mr. Orwick earned a BS degree in Engineering and Math from Regis University in Denver, Colorado, and earned an MBA Finance degree from Illinois Benedictine College.

Gaylen Ball          Corporate Secretary, Director of Human Resources

Ms. Ball was appointed Corporate Secretary and Director of Human Resources of the Registrant on June 29, 2001 and has served as Office Manager of Decorate, Inc. (f/k/a Decorize.com) from its inception. From 1982 to March 2000, Ms. Ball worked for Noble Communications Co. serving as Data Processing Manager for the research division, Director of MIS, and Director of Human Resources.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of July 10, 2001, information concerning ownership of the Registrants securities by (i) each director, (ii) each executive officer, (iii) each person known to the Registrant to be the beneficial owner of more than five percent, and (iv) all directors and executive officers as a group.

Name and Address                                                   Percent of
of Beneficial Owner (1)                       Amount Owned          Class (2)
-----------------------                       ------------          ---------

Jon Baker                                       2,380,041             23.80%
211 S. Union Street, Suite F
Springfield, MO  65802

James K. Parsons                                2,943,594             29.44%
211 S. Union Street, Suite F
Springfield, MO  65802

Kevin Bohren                                      321,908              3.22%
P.O. Box 6632
Avon, CO  81620

Timothy M. Dorgan                                  35,768              0.358%
350 May Avenue
Glen Ellyn, IL  60137

Fabian Garcia                                     143,070              1.43%
8 A Camden Park
Singapore 299799

Brent Olson                                         6,122               *
211 S. Union Street, Suite F
Springfield, MO  65802

Gaylen Ball                                         5,061               *
211 S. Union Street, Suite F
Springfield, MO  65802

J. Kent Martin                                     26,625              0.27%
211 S. Union Street, Suite F
Springfield, MO  65802

David A. Orwick                                    53,251              0.53%
211 S. Union Street, Suite F
Springfield, MO  65802

All Executive Officers and
  Directors as a group (9 persons)              5,915,440             59.15%
--------------
* less than 1/10th of 1 percent

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)      Based upon 10,000,174 shares issued and outstanding.


Item 2.  ACQUISITION AND DISPOSITION OF ASSETS

         On June 29, 2001 the Registrant completed the acquisition of all of the issued and outstanding shares of Decorate, Inc. Pursuant to the transaction, the Registrant issued an aggregate of 7,700,174 shares to the twenty-four (24) shareholders of Decorate, Inc. A majority of the shares were issued to James K. Parsons (2,943,594) and Jon Baker (2,380,041), members of the Registrant's newly elected board of directors. In connection with this transaction, Ruth Shepley, the Registrant's former sole officer and director, returned to the Registrant an aggregate of 1,150,000 shares owned by her.

         On July 6, 2001, in connection with the above described transaction, Guidelocator.com, Inc., a Texas corporation and predecessor Registrant, was merged with and into Decorize, Inc. ("Merger Subsidiary"), a Delaware corporation and a wholly owned subsidiary of Guidelocator. The merger of Guidelocator with and into Merger Subsidiary (the "Merger") became effective at the time of filing of a certificate of merger with the Delaware and Texas Secretarys of State on July 6, 2001 (the "Effective Date"). As of the Effective Date, (i) Guidelocator ceased to exist; (ii) Merger Subsidiary became the parent holding company and the Registrant, (iii) Decorate, Inc. and Guildmaster Inc. became subsidiaries of the Merger Subsidiary or Decorize, Inc., (iv) each share of Guidelocator outstanding immediately prior to the Effective Date was converted into the right to receive one share of common stock, $.001 par value, of Decorize, Inc.

         The  above   described   was   intended   to   qualify  as  a  tax-free
reorganization, within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

         Decorize operates as a wholesaler of home furnishings. Decorize has two divisions. The first focuses on offering retailers a large number of products on-line at a great value with primarily off-the-shelf goods, and the other operates as a premium branded home accents company delivering proprietary products to its customer base.

         Decorize uses a unique business model which allows small retailers to source the Far East for home furnishings on reorders as low as $250. In the past 11 months Decorize has shipped over 30,000 products direct from the Far East for both large and small retailers. Guildmaster is a home furnishing manufacturer located in Springfield, Missouri. Decorize's consolidated revenues for the year ended December 31, 2000 was $5,956,839.

         The foregoing description of the transactions is qualified in its entirety to the full text of the Securities Exchange Agreement and Certificate of Merger, both of which are being filed herewith as exhibits.

Item 5.  OTHER EVENTS

         On June 29, 2001, the Registrant completed the private sale of 876,000 shares of its Common Stock for an aggregate of $700,000 or approximately $.80 per share to twelve (12) accredited investors. The offering was exempt from registration pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended.

         On June 29, 2001, the Registrant issued seven year options to purchase 344,824 shares of Common Stock at prices ranging from $.35 to $2.25 to certain key employees pursuant to the 1999 Stock Option Plan. The Options have various performance requirements for vesting.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The audited financial statements of Decorate, Inc. (f/k/a Decorize.com) and Guildmaster, Inc. required by 7(a), including the balance sheet as of December 31, 2000 and the statements of operations and cash flows for the years ended December 31, 2000 and 1999, as well as the unaudited balance sheet of Decorate, Inc. (f/k/a Decorize.com) and Guildmaster, Inc. as of March 31, 2001, and unaudited statements of operations and cash flows of Decorate, Inc. and Guildmaster, Inc. for the three months ended March 31, 2001 will be filed by amendment on or before September 14, 2001.

         (b) Pro Forma Financial Information to be filed by Amendment on or before September 14, 2001.

         (c)      Exhibits

                  Exhibit 2.1 Securities Exchange Agreement dated June 29, 2001 between Guidelocator.com, Inc. and the shareholders of Decorate, Inc.

                  Exhibit 2.2 Certificate of Merger, State of Delaware, filed July 5, 2001

                  Exhibit 2.3 Articles of Merger, State of Texas, filed July 6, 2001

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DECORIZE, INC.



                                                     By: /s/ Jon Baker
                                                         ----------------------
                                                         Jon Baker, CEO

Dated:  July 16, 2001

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